UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 3, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On October 3, 2005, General Motors Corporation (GM) issued a news release announcing September 2005 sales. The release is as follows:


GM Reports 349,202 Deliveries in September
All-New Impala, HHR and Cobalt Lead Into Chevy's Next Wave of Product Introductions
Pontiac G6 Records Best Sales Month Since Launch
Buick LaCrosse Retail Sales Outpace Year-Ago Century/Regal Retail Deliveries for 9th Month
H3 Continues to Drive Record HUMMER Sales


DETROIT - General Motors dealers in the United States sold 349,202 new cars and trucks in September, down 24 percent from the same month a year ago. Car sales declined 14.5 percent and truck sales were off 29.5 percent.

GM's September sales results were down following a strong performance in June and July, paced by the GM Employee Discount for Everyone program. September results also were impacted by comparison to very strong year-ago sales, when GM ran its "72-Hour Sale," which offered 0 percent financing for 72 months, resulting in a number of industry sales records.

"We knew going into September that it would be challenging given continued inventory constraints and compared to exceptionally strong year-ago results," said Mark LaNeve, GM North America vice president, Vehicle Sales, Service and Marketing. "The four-month period of the GM Employee Discount for Everyone drove a 6 percent increase in sales and pushed inventory levels to record lows. We're particularly pleased that we continue to experience strong sales of our launch vehicles, led by the HUMMER H3, Pontiac G6, Cadillac DTS and Chevrolet Impala and HHR, which our dealers tell us are moving off their lots as quickly as they arrive from the plant."

As Chevrolet begins its second wave of product introductions with an additional 10 new vehicles by the end of 2006, the new Impala, HHR and Cobalt continue to build sales momentum. Impala deliveries have been very strong as production continues to ramp up, achieving turn rates over 43 percent. September sales of the 2006 Impala totaled 18,603 units. HHR sales in September were 55 percent greater than August and also are spending little time in dealers' inventories, with a turn rate over 40 percent. Cobalt sales continue at a brisk pace despite very low inventories, and it is drawing new owners into the GM family with more than 40 percent of its sales for the calendar year-to-date coming from non-GM owners.

Other GM launch vehicles also continue to build momentum in the market. H3 is driving record HUMMER sales performance and appealing to new GM customers. About 70 percent of H3 buyers previously were not GM owners. HUMMER's September deliveries were up 128 percent compared to last year, and H2 sales hit a milestone in September with delivery of the 100,000th vehicle.

Retail sales of the Buick LaCrosse for the ninth consecutive month surpassed year-ago combined retail sales for Century and Regal.

Pontiac G6 recorded its best sales since launch, with 13,422 deliveries, bolstered by the arrival of the G6 coupe.

Saturn's September sales were up 8 percent, spurred by an 18 percent increase in sales of the new Vue, which also is experiencing high turn rates and low inventory.

GM continues to rebuild its inventories, which at the end of September were approximately 818,000 units.

Certified Used Vehicles

September sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn and Saab Certified Pre-Owned Vehicles, were 41,532 units, down 5 percent from last September. Total year-to-date certified GM sales are 402,469 units, up nearly 3 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted sales of 35,416 units, down 4 percent from the previous September. Year-to-date sales for GM Certified Used Vehicles are 341,769 units, up 4 percent.

Cadillac Certified Pre-Owned Vehicles posted September sales of 2,924 units, down 11 percent from last September. Cadillac Certified year-to-date sales are up 10 percent over the same period in 2004. Used Cars from Saturn sold 2,336 units, down 17 percent. Saab Certified Pre-Owned Vehicles sold 856 units, up nearly 12 percent.

"September completes an outstanding third quarter for GM Certified Used Vehicles, the industry's top-selling certified brand, which established a new all-time quarterly sales record for the category with 122,039 units sold," LaNeve said. "Looking ahead, we're confident that GM Certified will continue to set the pace for the certified segment in the coming quarter."

GM North America Reports September and 2005 Third-Quarter Production, 2005 Fourth-Quarter Production Forecast Remains Unchanged

GM North America in September produced 454,000 vehicles (165,000 cars and 289,000 trucks), compared to 470,000 vehicles (184,000 cars and 286,000 trucks) produced in September 2004. Production totals include joint venture production of 26,000 vehicles in September 2005 and 21,000 vehicles in September 2004.

In the third quarter of 2005, the region produced 1.144 million vehicles (423,000 cars and 721,000 trucks). In the third quarter of 2004, the region produced 1.209 million vehicles (463,000 cars and 746,000 trucks). The region's 2005 fourth-quarter production forecast remains unchanged at 1.3 million vehicles (473,000 cars and 827,000 trucks). In the fourth quarter of 2004, the region produced 1.277 million vehicles (466,000 cars and 811,000 trucks).

GM also announced 2005 revised third-quarter and fourth-quarter production forecasts for its international regions:

GM Europe - GM Europe's 2005 third-quarter production forecast remains at 412,000 vehicles. In the third quarter of 2004, GM Europe built 411,000 vehicles. The region's revised 2005 fourth-quarter production forecast is 458,000 vehicles, down 13,000 units from last month's guidance. In the fourth quarter of 2004, GM Europe built 442,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 third-quarter production estimate is 409,000 vehicles, down 10,000 units from last month's guidance. In the third quarter of 2004, GM Asia Pacific built 314,000 vehicles. The region's 2005 fourth quarter production forecast remains unchanged at 447,000 vehicles. In the fourth quarter of 2004, the region built 386,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 third-quarter production estimate is 207,000 vehicles, down 2,000 units from last month's guidance. In the third quarter of 2004, the region built 185,000 vehicles. The region's revised 2005 fourth-quarter production estimate is 192,000 vehicles, down 5,000 units from last month's guidance. In the fourth quarter of 2004, the region built 200,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 317,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               September                  January - September
-------------------------------------------------------------------------------
 Curr S/D:   25                          % Chg
 Prev S/D:   25         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------

Vehicle Total         349,202    458,799  -23.9  3,586,779   3,620,306   -0.9
------------------------------------------------------------------------------
Car Total             146,824    171,670  -14.5  1,386,207   1,468,651   -5.6
------------------------------------------------------------------------------
Truck Total           202,378    287,129  -29.5  2,200,572   2,151,655    2.3
------------------------------------------------------------------------------
Light Truck Total     197,973    283,161  -30.1  2,153,235   2,116,080    1.8
------------------------------------------------------------------------------
Light Vehicle Total   344,797    454,831  -24.2  3,539,442   3,584,731   -1.3
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 Market Division
  Vehicle Total                                       Calendar Year-to-Date
                               September                  January - September
-------------------------------------------------------------------------------
                                         % Chg
                        2005       2004 per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Buick                  21,050     25,429  -17.2    230,616     249,179   -7.4
Cadillac               16,507     19,762  -16.5    182,800     169,445    7.9
Chevrolet             205,238    283,264  -27.5  2,120,124   2,108,197    0.6
GMC                    37,233     62,754  -40.7    462,601     457,726    1.1
HUMMER                  5,806      2,548  127.9     37,017      20,284   82.5
Oldsmobile                 67      1,169  -94.3      1,701      27,218  -93.8
Other - Isuzu           1,152      1,022   12.7     10,852      10,598    2.4
Pontiac                41,597     42,495   -2.1    341,266     377,806   -9.7
Saab                    1,983      3,102  -36.1     32,146      28,915   11.2
Saturn                 18,569     17,254    7.6    167,656     170,938   -1.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                   136,251    159,695  -14.7  1,290,909   1,393,219   -7.3
-------------------------------------------------------------------------------
Light Truck           197,973    283,161  -30.1  2,153,235   2,116,080    1.8
-------------------------------------------------------------------------------

Twenty-five selling days for the September period this year and twenty-five for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               September                  January - September
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         25
-------------------------------------------------------------------------------

Century                   214      4,153  -94.8      6,354      61,544  -89.7
LaCrosse                7,871          0  ***.*     73,998           0  ***.*
LeSabre                 4,474     10,966  -59.2     71,639      94,184  -23.9
Park Avenue                35      1,533  -97.7      2,113      14,811  -85.7
Regal                      17        889  -98.1        582      12,856  -95.5
      Buick Total      12,611     17,541  -28.1    154,686     183,395  -15.7
-------------------------------------------------------------------------------
CTS                     3,847      4,202   -8.4     46,903      43,064    8.9
DeVille                 1,064      5,989  -82.2     37,929      52,490  -27.7
DTS                     3,667          0  ***.*      7,869           0  ***.*
Eldorado                    0          0  ***.*          0           7  ***.*
Seville                     3        252  -98.8        134       3,063  -95.6
STS                     2,212      1,187   86.4     26,548       1,234  ***.*
XLR                       226        269  -16.0      3,101       2,747   12.9
      Cadillac Total   11,019     11,899   -7.4    122,484     102,605   19.4
-------------------------------------------------------------------------------
Aveo                    7,728      6,195   24.7     55,225      38,288   44.2
Camaro                      0          0  ***.*          0         127  ***.*
Cavalier                  437     19,031  -97.7     18,575     163,281  -88.6
Classic                    -8      5,056  ***.*     42,352      73,664  -42.5
Cobalt                 17,500          0  ***.*    166,331           0  ***.*
Corvette                2,372      3,705  -36.0     23,080      27,652  -16.5
Impala                 21,700     30,776  -29.5    182,279     219,452  -16.9
Malibu                 23,156     18,469   25.4    162,891     127,337   27.9
Monte Carlo               826      5,765  -85.7     22,844      44,312  -48.4
Prizm                       0          0  ***.*          0           5  ***.*
SSR                       489        791  -38.2      6,743       7,240   -6.9
      Chevrolet Total  74,200     89,788  -17.4    680,320     701,358   -3.0
-------------------------------------------------------------------------------
Alero                      52        557  -90.7      1,251      19,104  -93.5
Aurora                      0          6  ***.*         18         193  -90.7
Intrigue                    0          0  ***.*          0          55  ***.*
      Oldsmobile Total     52        563  -90.8      1,269      19,352  -93.4
-------------------------------------------------------------------------------
Bonneville                455      2,884  -84.2      9,171      25,380  -63.9
Firebird                    0          0  ***.*          0         109  ***.*
G6                     13,422        924  ***.*     88,587         924  ***.*
Grand Am                  356     12,666  -97.2     31,068     120,213  -74.2
Grand Prix             13,830     10,607   30.4     95,937     102,034   -6.0
GTO                       994      2,678  -62.9      9,413       8,229   14.4
Solstice                  598          0  ***.*        681           0  ***.*
Sunfire                 1,292      2,934  -56.0     23,821      27,563  -13.6
Vibe                    6,379      5,227   22.0     54,517      47,529   14.7
      Pontiac Total    37,326     37,920   -1.6    313,195     331,981   -5.7
-------------------------------------------------------------------------------
9-2X                       96        316  -69.6      5,800         726  698.9
9-3                     1,145      1,933  -40.8     19,548      20,922   -6.6
9-5                       610        853  -28.5      5,312       7,267  -26.9
      Saab Total        1,851      3,102  -40.3     30,660      28,915    6.0
-------------------------------------------------------------------------------
ION                     9,735      9,816   -0.8     78,595      83,836   -6.3
Saturn L Series            30      1,041  -97.1      4,998      17,209  -71.0
Saturn S Series             0          0  ***.*          0           0  ***.*
      Saturn Total      9,765     10,857  -10.1     83,593     101,045  -17.3
-------------------------------------------------------------------------------
      GM Total        146,824    171,670  -14.5  1,386,207   1,468,651   -5.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    136,251    159,695  -14.7  1,290,909   1,393,219   -7.3
-------------------------------------------------------------------------------
GM Import              10,573     11,975  -11.7     95,298      75,432   26.3
-------------------------------------------------------------------------------
      GM Total        146,824    171,670  -14.5  1,386,207   1,468,651   -5.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               September                  January - September
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            12,611     17,541  -28.1    154,686     183,395  -15.7
Cadillac Total         11,019     11,899   -7.4    122,484     102,605   19.4
Chevrolet Total        66,472     83,593  -20.5    625,095     663,070   -5.7
Oldsmobile Total           52        563  -90.8      1,269      19,352  -93.4
Pontiac Total          36,332     35,242    3.1    303,782     323,752   -6.2
Saturn Total            9,765     10,857  -10.1     83,593     101,045  -17.3
     GM North
      America Total*  136,251    159,695  -14.7  1,290,909   1,393,219   -7.3
===============================================================================
Chevrolet Total         7,728      6,195   24.7     55,225      38,288   44.2
Pontiac Total             994      2,678  -62.9      9,413       8,229   14.4
Saab Total              1,851      3,102  -40.3     30,660      28,915    6.0
     GM Import Total   10,573     11,975  -11.7     95,298      75,432   26.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            21,050     25,429  -17.2    230,616     249,179   -7.4
Cadillac Total         16,507     19,762  -16.5    182,800     169,445    7.9
Chevrolet Total       205,238    283,264  -27.5  2,120,124   2,108,197    0.6
GMC Total              37,233     62,754  -40.7    462,601     457,726    1.1
HUMMER Total            5,806      2,548  127.9     37,017      20,284   82.5
Oldsmobile Total           67      1,169  -94.3      1,701      27,218  -93.8
Other-Isuzu Total       1,152      1,022   12.7     10,852      10,598    2.4
Pontiac Total          41,597     42,495   -2.1    341,266     377,806   -9.7
Saab Total              1,983      3,102  -36.1     32,146      28,915   11.2
Saturn Total           18,569     17,254    7.6    167,656     170,938   -1.9
     GM Total         349,202    458,799  -23.9  3,586,779   3,620,306   -0.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               September                  January - September
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         25
-------------------------------------------------------------------------------
Rainier                 1,683      3,338  -49.6     12,705      17,880  -28.9
Rendezvous              4,314      4,550   -5.2     46,937      47,904   -2.0
Terraza                 2,442          0  ***.*     16,288           0  ***.*
      Total Buick       8,439      7,888    7.0     75,930      65,784   15.4
-------------------------------------------------------------------------------
Escalade                2,449      3,169  -22.7     24,310      26,798   -9.3
Escalade ESV              920      1,521  -39.5     10,994      11,104   -1.0
Escalade EXT              495        734  -32.6      6,572       7,279   -9.7
SRX                     1,624      2,439  -33.4     18,440      21,659  -14.9
      Total Cadillac    5,488      7,863  -30.2     60,316      66,840   -9.8
-------------------------------------------------------------------------------
Astro                     971      1,884  -48.5     18,146      25,615  -29.2
C/K Suburban(Chevy)     5,640     12,987  -56.6     70,073      89,748  -21.9
Chevy C/T Series           14         25  -44.0        192         286  -32.9
Chevy W Series            254        292  -13.0      2,082       1,867   11.5
Colorado                7,648     12,493  -38.8    106,930      85,193   25.5
Equinox                 8,987     12,126  -25.9    107,557      51,007  110.9
Express Cutaway/G Cut   1,989      2,352  -15.4     14,706      15,293   -3.8
Express Panel/G Van     6,026      6,052   -0.4     66,867      55,386   20.7
Express/G Sportvan        978      1,428  -31.5     16,152      14,354   12.5
HHR                     8,602          0  ***.*     18,776           0  ***.*
Kodiak 4/5 Series         888        992  -10.5      8,048       6,288   28.0
Kodiak 6/7/8 Series       486        230  111.3      3,308       2,630   25.8
S/T Blazer                158      1,705  -90.7      4,711      30,089  -84.3
S/T Pickup                  4        368  -98.9        148       9,634  -98.5
Tahoe                   9,151     20,905  -56.2    123,202     146,554  -15.9
Tracker                     3        933  -99.7        468      13,690  -96.6
TrailBlazer            21,412     28,175  -24.0    190,964     207,855   -8.1
Uplander                5,423          0  ***.*     57,706           0  ***.*
Venture                   222      5,375  -95.9      6,780      60,750  -88.8
................................................................................
     Avalanche          4,131      8,147  -49.3     52,710      63,689  -17.2
     Silverado-C/K
      Pickup           48,051     77,007  -37.6    570,278     526,911    8.2
Chevrolet Fullsize
      Pickups          52,182     85,154  -38.7    622,988     590,600    5.5
................................................................................
      Chevrolet Total 131,038    193,476  -32.3  1,439,804   1,406,839    2.3
-------------------------------------------------------------------------------
Canyon                  2,254      2,999  -24.8     29,067      18,854   54.2
Envoy                   6,157     14,792  -58.4     88,245     105,565  -16.4
GMC C/T Series             15         11   36.4        156         337  -53.7
GMC W Series              420        416    1.0      4,792       3,944   21.5
Safari (GMC)              139        406  -65.8      3,214       6,170  -47.9
Savana Panel/G Classic  1,492      1,816  -17.8     16,597      15,164    9.5
Savana Special/G Cut      406        530  -23.4     10,374      15,835  -34.5
Savana/Rally              157        206  -23.8      1,710       1,883   -9.2
Sierra                 16,232     23,588  -31.2    187,371     160,935   16.4
Sonoma                      2        162  -98.8         66       3,125  -97.9
Topkick 4/5 Series        752        452   66.4     12,041       4,578  163.0
Topkick 6/7/8 Series      424        528  -19.7      5,866       5,047   16.2
Yukon                   5,094      9,510  -46.4     60,194      68,061  -11.6
Yukon XL                3,689      7,338  -49.7     42,908      48,228  -11.0
      GMC Total        37,233     62,754  -40.7    462,601     457,726    1.1
-------------------------------------------------------------------------------
HUMMER H1                  28         24   16.7        291         340  -14.4
HUMMER H2               1,724      2,524  -31.7     18,436      19,944   -7.6
HUMMER H3               4,054          0  ***.*     18,290           0  ***.*
      HUMMER Total      5,806      2,548  127.9     37,017      20,284   82.5
-------------------------------------------------------------------------------
Bravada                    14        128  -89.1        301       1,737  -82.7
Silhouette                  1        478  -99.8        131       6,129  -97.9
     Oldsmobile Total      15        606  -97.5        432       7,866  -94.5
-------------------------------------------------------------------------------
Other-Isuzu F Series      123        109   12.8        951         937    1.5
Other-Isuzu H Series        4          0  ***.*         39           0  ***.*
Other-Isuzu N Series    1,025        913   12.3      9,862       9,661    2.1
     Other-Isuzu Total  1,152      1,022   12.7     10,852      10,598    2.4
-------------------------------------------------------------------------------
Aztek                     287      1,524  -81.2      4,586      16,901  -72.9
Montana                   235      3,051  -92.3      3,442      28,924  -88.1
Montana SV6             2,342          0  ***.*     17,781           0  ***.*
Torrent                 1,407          0  ***.*      2,262           0  ***.*
       Pontiac Total    4,271      4,575   -6.6     28,071      45,825  -38.7
-------------------------------------------------------------------------------
9-7X                      132          0  ***.*      1,486           0  ***.*
        Saab Total        132          0  ***.*      1,486           0  ***.*
-------------------------------------------------------------------------------
Relay                   1,267          0  ***.*     13,101           0  ***.*
VUE                     7,537      6,397   17.8     70,962      69,893    1.5
       Saturn Total     8,804      6,397   37.6     84,063      69,893   20.3
-------------------------------------------------------------------------------
         GM Total     202,378    287,129  -29.5  2,200,572   2,151,655    2.3
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    201,051    285,846  -29.7  2,186,367   2,138,492    2.2
-------------------------------------------------------------------------------
GM Import               1,327      1,283    3.4     14,205      13,163    7.9
-------------------------------------------------------------------------------
         GM Total     202,378    287,129  -29.5  2,200,572   2,151,655    2.3
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    197,973    283,161  -30.1  2,153,235   2,116,080    1.8
-------------------------------------------------------------------------------
GM Import                   0          0  ***.*          0           0  ***.*
-------------------------------------------------------------------------------
         GM Total     197,973    283,161  -30.1  2,153,235   2,116,080    1.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               September                  January - September
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             8,439      7,888    7.0     75,930      65,784   15.4
Cadillac Total          5,488      7,863  -30.2     60,316      66,840   -9.8
Chevrolet Total       130,857    193,325  -32.3  1,438,296   1,405,691    2.3
GMC Total              36,900     62,419  -40.9    458,543     454,479    0.9
HUMMER Total            5,806      2,548  127.9     37,017      20,284   82.5
Oldsmobile Total           15        606  -97.5        432       7,866  -94.5
Other-Isuzu Total         339        225   50.7      2,213       1,830   20.9
Pontiac Total           4,271      4,575   -6.6     28,071      45,825  -38.7
Saab Total                132          0  ***.*      1,486           0  ***.*
Saturn Total            8,804      6,397   37.6     84,063      69,893   20.3
    GM North
      America Total*  201,051    285,846  -29.7  2,186,367   2,138,492    2.2
-------------------------------------------------------------------------------
Chevrolet Total           181        151   19.9      1,508       1,148   31.4
GMC Total                 333        335   -0.6      4,058       3,247   25.0
Other-Isuzu Total         813        797    2.0      8,639       8,768   -1.5
    GM Import Total     1,327      1,283    3.4     14,205      13,163    7.9
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             8,439      7,888    7.0     75,930      65,784   15.4
Cadillac Total          5,488      7,863  -30.2     60,316      66,840   -9.8
Chevrolet Total       129,396    191,937  -32.6  1,426,174   1,395,768    2.2
GMC Total              35,622     61,347  -41.9    439,746     443,820   -0.9
HUMMER Total            5,806      2,548  127.9     37,017      20,284   82.5
Oldsmobile Total           15        606  -97.5        432       7,866  -94.5
Pontiac Total           4,271      4,575   -6.6     28,071      45,825  -38.7
Saab Total                132          0  ***.*      1,486           0  ***.*
Saturn Total            8,804      6,397   37.6     84,063      69,893   20.3
    GM North
      America Total*  197,973    283,161  -30.1  2,153,235   2,116,080    1.8
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             8,439      7,888    7.0     75,930      65,784   15.4
Cadillac Total          5,488      7,863  -30.2     60,316      66,840   -9.8
Chevrolet Total       129,396    191,937  -32.6  1,426,174   1,395,768    2.2
GMC Total              35,622     61,347  -41.9    439,746     443,820   -0.9
HUMMER Total            5,806      2,548  127.9     37,017      20,284   82.5
Oldsmobile Total           15        606  -97.5        432       7,866  -94.5
Pontiac Total           4,271      4,575   -6.6     28,071      45,825  -38.7
Saab Total                132          0  ***.*      1,486           0  ***.*
Saturn Total            8,804      6,397   37.6     84,063      69,893   20.3
    GM Total          197,973    283,161  -30.1  2,153,235   2,116,080    1.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 10/03/05



                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------    ----  ---------   ---- -----
-------------  ------------------- ------   -------   -----     ------
2005 Q3 #       423   721   1,144    412        207     409      2,172    15    48     344
O/(U) prior
forecast:@        5     9      14      0         (2)    (10)         2     0     0      (6)
-------------  ------------------- ------   -------   -----     ------
2005 Q4 #       473   827   1,300    458        192     447      2,397    14    69     394
O/(U) prior
forecast:@        0     0       0    (13)        (5)      0        (18)    0     0       5
-------------  ------------------- ------   -------   -----     ------

=====================================================================================================

                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck    Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------    ----  ---------   ---- -----
      2001
1st Qtr.        580   634   1,214    538        138      51      1,941    18     9      NA
2nd Qtr.        638   726   1,364    491        165      64      2,084    13    16      NA
3rd Qtr.        574   664   1,238    373        146      74      1,832    11    15      NA
4th Qtr.        573   721   1,294    441        127      67      1,929     9    16      NA
              ----- -----   -----  -----        ---     ---      -----    --    --
       CY     2,365 2,745   5,110  1,842        575     256      7,786    51    56      NA

      2002
1st Qtr.        600   753   1,353    456        131      65      2,005    11    11      NA
2nd Qtr.        688   865   1,553    453        141      74      2,221    15    17      NA
3rd Qtr.        568   740   1,308    408        132      87      1,935    19    20      NA
4th Qtr.        602   824   1,426    453        157      81      2,117    14    25      NA
              ----- -----   -----  -----        ---     ---      -----    --    --
       CY     2,458 3,182   5,640  1,770        561     307      8,278    59    73      NA

      2003
1st Qtr.        591   860   1,451    491        127      77      2,146    19    24      NA
2nd Qtr.        543   837   1,380    488        128      90      2,086    19    24      NA
3rd Qtr.        492   753   1,245    393        135     120      1,893    20    17      NA
4th Qtr.        558   827   1,385    446        157     133      2,121    16    20      NA
              ----- -----   -----  -----        ---     ---      -----    --    --
       CY     2,184 3,277   5,461  1,818        547     420      8,246    74    85      NA

      2004
1st Qtr.        525   820   1,345    473        159     296      2,273    19    19     247
2nd Qtr.        543   846   1,389    503        172     337      2,401    18    48     284
3rd Qtr.        463   746   1,209    411        185     314      2,119    16    43     261
4th Qtr.        466   811   1,277    442        200     386      2,305    17    47     324
              ----- -----   -----  -----        ---   -----      -----    --   ---
       CY     1,997 3,223   5,220  1,829        716   1,333      9,098    70   158   1,116

      2005
1st Qtr.        470   713   1,183    502        185     335      2,205    16    51     287
2nd Qtr.        458   789   1,247    501        195     398      2,341    17    49     337
3rd Qtr. #      423   721   1,144    412        207     409      2,172    15    48     350
4th Qtr. #      473   827   1,300    458        192     447      2,397    14    69     389
              ----- -----   -----  -----        ---   -----      -----    --   ---
      CY #    1,824 3,050   4,874  1,873        779   1,589      9,115    62   217   1,363
-------------  ------------------- ------   -------   -----     ------

See notes next page.

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                         (Registrant)

Date:  October 3, 2005               By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)